Exhibit 21

Raytheon Company Organizational Chart

Raytheon Company
	Amber Engineering, Inc.	100.000000%	California
(P)	HRL Laboratories, LLC	33.333333%	Delaware
	HRL Research Analytics, Inc.	100.000000%	Delaware
	Constellation Communications, Inc.	31.900000%	Delaware
	Data Logic, Inc.	100.000000%	Delaware
	Electronica Nayarit, S.A.	100.000000%	Mexico
(P)	ERAPSCO	50.000000%	Delaware
	ESY Export Company, Inc.	100.000000%	Delaware
	E-Systems Technologies Holding, Inc.	100.000000%	Delaware
	E-Systems Technologies International, Inc.	100.000000%	Virgin Islands
	EverythingAircraft LLC	100.000000%	Delaware
(I,P)	H & R Company	100.00000%	Delaware
(P)	HE Microwave LLC	50.000000%	Delaware
	Holwood Realty Company	100.000000%	Delaware
(I)	Hughes Airport Development Corporation Sdn Bhd	100.000000%	Malaysia
(I)	Hughes Asia Pacific Hong Kong Limited	0.100000%	Hong Kong
(I)	Hughes Europe N.V.	99.900000%	Belgium
(I)	Hughes Training Italia Srl	100.000000%	Italy
(JV)	Indra ATM S.L.	49.000000%	Spain
	International Electronics Systems, Inc.	100.000000%	California
	JPS Communications, Inc.	100.000000%	Delaware
(JV)	HKV	50.000000%	Delaware
	Marshall Insurance Group, Ltd.	100.000000%	Bermuda
	Netfires, LLC	50.000000%	Delaware
	Patriot Overseas Support Company	100.000000%	Delaware
(JV)	RAYCOM, INC.	51.000000%	Korea
	Raytag Limited	100.000000%	Delaware
	TAG Halbleiter GmbH	100.000000%	Germany
	Raytheon Advanced Systems Company	100.000000%	Delaware
	Raytheon Air Control Company	100.000000%	Delaware
	Raytheon Aircraft Holdings, Inc.	100.000000%	Delaware
	Raytheon Aircraft Charter & Management, Inc.	100.000000%	Kansas
	Raytheon Aircraft Company	100.000000%	Kansas
	Arkansas Aerospace, Inc.	100.000000%	Arkansas
	Raytheon Aircraft (Bermuda) Ltd.	100.000000%	Bermuda
	RAPID, LLC	100.000000%	Kansas
	Raytheon Aircraft Quality Support Company	100.000000%	Kansas
	Raytheon Aircraft Credit Corporation	100.000000%	Kansas
	Beech Aircraft Leasing, Inc.	100.000000%	Kansas
	Beech Airliner Lease Corporation	100.000000%	Kansas
	Beechcraft BB-209 Leasing, Inc.	100.000000%	Kansas
	Beechcraft Lease Corporation	100.000000%	Kansas
	Beechcraft Lease Special Purpose Company	100.000000%	Kansas
	Beechcraft UC-131 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UC-134 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UC-163 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UC-58 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UC-74 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-106 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-305 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-307 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-308 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-311 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-322 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-331 Leasing, Inc.	100.000000%	Kansas

Raytheon Company Organizational Chart

	Beechcraft UE-348 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-349 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-50 Leasing, Inc.	100.000000%	Kansas
	Beechcraft UE-54 Leasing, Inc.	100.000000%	Kansas
	Franco-American Lease Corporation	100.000000%	Kansas
	Franco-Kansas Lease Corporation	100.000000%	Kansas
	Great Lakes Aviation, Ltd.	38.000000%	Iowa
	International Lease Corporation	100.000000%	Kansas
	Kansas Beechcraft Leasing, Inc.	100.000000%	Kansas
	Raytheon Aircraft Credit Lease Corporation	100.000000%	Kansas
	Raytheon Aircraft Credit Special Purpose Company	100.000000%	Kansas
	Raytheon Aircraft Lease Corporation	100.000000%	Kansas
	Raytheon Aircraft Lease Special Purpose Company	100.000000%	Kansas
	Raytheon Aircraft Leasing, Inc.	100.000000%	Kansas
	Raytheon Aircraft Receivables Corporation	100.000000%	Kansas
	General Aviation Receivables Corporation	100.000000%	Delaware
	Raytheon Aircraft Special Purpose Company	100.000000%	Kansas
	Raytheon Airline Aviation Services LLC	100.000000%	Kansas
	Raytheon Airliner Lease Corporation	100.000000%	Kansas
	Raytheon-Kansas Lease Corporation	100.000000%	Kansas
	UE-311 Leasing Corporation	100.000000%	Kansas
	Raytheon Aircraft Regional Offices, Inc.	100.000000%	Kansas
	Raytheon Aircraft Services, Inc.	100.000000%	Kansas
	Raytheon Philippines, Inc.	99.980000%	Republic of the Philippines
	Raytheon Travel Air Company	100.000000%	Kansas
	Flight Options, LLC	66.330000%	Delaware
	Travel Air Insurance Company Ltd.	100.000000%	Kansas
	Travel Air Insurance Company (Kansas)	100.000000%	Kansas
	Raytheon Aircraft Systems International	100.000000%	California
(I)	Hughes Europe N.V.	0.100000%	Belgium
	Raytheon Systems Holding Company LLC	35.000000%	Delaware
(JV)	Thales-Raytheon Systems Company Limited	50.000000%	Ireland
	Thales-Raytheon Systems Company LLC	99.000000%	Delaware
	ACCSCO S.A.	27.000000%	Belgium
	Advanced Electronics Systems International L.P.	99.000000%	Delaware
(JV)	Air Command Systems International S.A.S.	50.000000%	France
	Command and Control Systems Company LLC	100.000000%	Delaware
	Advanced Electronics Systems International L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	1.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	1.000000%	Delaware
	Thales Raytheon Systems Arabia L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	99.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	99.000000%	Delaware
	Raytheon Mideast Systems Company LLC	100.000000%	Delaware
	First Communications Company	49.000000%	Saudi Arabia
	Thales Raytheon Systems Arabia L.P.	99.000000%	Delaware
	Thales-Raytheon Systems Company SAS	99.000000%	France
(JV)	Air Command Systems International S.A.S.	50.000000%	France
	Thales-Raytheon Systems Company LLC	1.000000%	Delaware
	ACCSCO S.A.	27.000000%	Belgium
	Advanced Electronics Systems International L.P.	99.000000%	Delaware
	Air Command Systems International S.A.S.	50.000000%	France
	Command and Control Systems Company LLC	100.000000%	Delaware
	Advanced Electronics Systems International L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	1.000000%	Delaware

Raytheon Company Organizational Chart

	Raytheon Aircraft Systems International L.P.	1.000000%	Delaware
	Thales Raytheon Systems Arabia L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	99.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	99.000000%	Delaware
	Raytheon Mideast Systems Company LLC	100.000000%	Delaware
	First Communications Company	49.000000%	Saudi Arabia
	Thales Raytheon Systems Arabia L.P.	99.000000%	Delaware
	Raytheon Appliances Asia, Inc.	100.000000%	Delaware
	Raytheon Australia International PTY Limited	0.001667%	Australia
	Raytheon Australia Pty Ltd.	100.000000%	Australia
	Aerospace Group Pty Ltd.	100.000000%	Australia
	Aerospace Technical Services Pty Ltd.	100.000000%	Australia
	Raytheon Brasil Sistemas De Integracao Ltda	99.999081%	Brazil
	Raytheon Canada Ltd.	100.000000%	Canada
	Advanced Toll Management Corp.	100.000000%	Canada
	Raytheon Company Chile Limitada	99.000000%	Chile
	Raytheon Charitable Foundation	100.000000%	Massachusetts
	Raytheon Commercial Ventures, Inc.	100.000000%	Delaware
	Raytheon Company Chile Limitada	1.000000%	Chile
	Raytheon Corporate Operations, Washington Inc.	100.000000%	Delaware
	Raytheon Credit Company	100.000000%	Delaware
	Raytheon Deutschland GmbH	100.000000%	Germany
	Raytheon Marine G.m.b.H.	100.000000%	Germany
	Anschutz Japan Co. Ltd.	80.000000%	Japan
	Raytheon ESSM Co.	100.000000%	California
	Raytheon Engineering and Maintenance Company	100.000000%	Delaware
(I, P)	Raytheon Saudi Arabia Limited	35.000000%	Saudi Arabia
	Raytheon Engineers & Constructors International, Inc.	100.000000%	Delaware
	RE&C Receivables Corporation	100.000000%	Delaware
	Raytheon Espana Limited	100.000000%	Delaware
	Raytheon Espana, S.A.	99.999836%	Spain
	Raytheon Europe International Company	100.000000%	Delaware
	Raytheon Europe Management Services Ltd.	100.000000%	Delaware
	Raytheon European Management Co., Inc.	100.000000%	Delaware
	Raytheon European Management and Systems Company	100.000000%	Delaware
	Raytheon Exchange Holdings II, Inc.	100.000000%	Delaware
(P)	Exostar LLC	5.503000%	Delaware
	Raytheon Exchange Holdings III, Inc.	100.000000%	Delaware
(P)	Exostar LLC	5.503000%	Delaware
	Raytheon Exchange Holdings IV, Inc.	100.000000%	Delaware
(P)	Exostar LLC	5.503000%	Delaware
	Raytheon Exchange Holdings V, Inc.	100.000000%	Delaware
(P)	Exostar LLC	5.503000%	Delaware
	Raytheon Exchange Holdings, Inc.	100.000000%	Delaware
(P)	Exostar Corporation	25.000000%	Delaware
(P)	Exostar LLC	11.800000%	Delaware
	Raytheon Gulf Systems Company	100.000000%	Delaware
	Raytheon Hanford, Inc.	100.000000%	Delaware
	Raytheon Holding LLC	100.000000%	Delaware
	Raytheon International Liaison Company	100.000000%	Delaware
	Raytheon Limited	0.000010%	England
	Raytheon Flight Training Limited	100.000000%	England
	Groom Aviation Limited	100.000000%	England
	Raytheon Microelectronics Europa Limited	100.000000%	United Kingdom
	Raytheon Microelectronics Limited	100.000000%	United Kingdom
(I)	Hughes Asia Pacific Hong Kong Limited	99.900000%	Hong Kong

Raytheon Company Organizational Chart

	MARCOS Vermogensverwaltung GmbH	100.000000%	Germany
	Raytheon Training International GmbH	100.000000%	Germany
	Raytheon Australia International PTY Limited	99.998333%	Australia
(I, JV)	The Gulf Industrial Technology Company (KSC)	49.000000%	Kuwait
	Raytheon International Support Company	100.000000%	Delaware
	Raytheon International Trade Ltd.	100.000000%	Virgin Islands
	Raytheon International, Inc.	100.000000%	Delaware
	Raytheon Do Brasil Ltda.	99.980000%	Sao Paolo
	Raytheon International Korea, Inc.	100.000000%	Korea
	Raytheon International, Mid-East Limited	100.000000%	Delaware
(JV)	Hughes Arabia Limited	49.000000%	Saudi Arabia
	Raytheon Investment Company	100.000000%	Delaware
	Raytheon Italy Liaison Company	100.000000%	Delaware
	Raytheon Jordan Company	100.000000%	Delaware
	Raytheon Korean Support Company	100.000000%	Delaware
(JV)	Raytheon Kuwait Enterprises General Trading & Contracting Co. W.L.L.	49.000000%	Kuwait
	Raytheon Logistics Support & Training Company	100.000000%	Delaware
	Raytheon Logistics Support Company	100.000000%	Delaware
	Raytheon Marine Sales and Service Company	100.000000%	Delaware
	Raytheon Mediterranean Systems Company	100.000000%	Delaware
	Raytheon Middle East Systems Company	100.000000%	Delaware
	Raytheon Nadge Corporation	100.000000%	Delaware
	Raytheon Overseas Limited	100.000000%	Delaware
	Raytheon Pacific Company	100.000000%	Delaware
	Raytheon Patriot Support Company	100.000000%	Delaware
	Raytheon Peninsula Systems Company	100.000000%	Delaware
	Raytheon Procurement Company, Inc.	100.000000%	Delaware
(JV)	Comlog GmbH	50.000000%	Germany
(JV)	Systems For Defense Company	50.000000%	Delaware
	Raytheon Professional Services LLC	100.000000%	Delaware
	Shanghai Raytheon Professional Services Consulting Company Ltd.	100.000000%	People’s Republic of China
	Raytheon Radar Ltd.	100.000000%	Delaware
	Raytheon Receivables, Inc.	100.000000%	Delaware
	Raytheon STI Company	100.000000%	Delaware
	Raytheon Seismic Company	100.000000%	Delaware
	Raytheon Simulation International, Inc.	100.000000%	California
	Raytheon Southeast Asia Systems Company	100.000000%	Delaware
	Raytheon Spanish Support Company	100.000000%	Delaware
	Raytheon Systems Company LLC	100.000000%	Delaware
	Raytheon Systems Development Company	100.000000%	Delaware
	Raytheon Systems France S.A.R.L.	99.500000%	France
	Raytheon Systems Holding Company LLC	65.000000%	Delaware
(JV)	Thales-Raytheon Systems Company Limited	50.000000%	Ireland
	Thales-Raytheon Systems Company LLC	99.000000%	Delaware
(A)	ACCSCO S.A.	27.000000%	Belgium
	Advanced Electronics Systems International L.P.	99.000000%	Delaware
	Air Command Systems International S.A.S.	50.000000%	France
	Command and Control Systems Company LLC	100.000000%	Delaware
	Advanced Electronics Systems International L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	1.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	1.000000%	Delaware
	Thales Raytheon Systems Arabia L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	99.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	99.000000%	Delaware
	Raytheon Mideast Systems Company LLC	100.000000%	Delaware

Raytheon Company Organizational Chart

	First Communications Company	49.000000%	Saudi Arabia
	Thales Raytheon Systems Arabia L.P.	99.000000%	Delaware
	Thales-Raytheon Systems Company SAS	99.000000%	France
(JV)	Air Command Systems International S.A.S.	50.000000%	France
	Thales-Raytheon Systems Company LLC	1.000000%	Delaware
(A)	ACCSCO S.A.	27.000000%	Belgium
	Advanced Electronics Systems International L.P.	99.000000%	Delaware
	Air Command Systems International S.A.S.	50.000000%	France
	Command and Control Systems Company LLC	100.000000%	Delaware
	Advanced Electronics Systems International L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	1.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	1.000000%	Delaware
	Thales Raytheon Systems Arabia L.P.	1.000000%	Delaware
	Command and Control Systems International L.P.	99.000000%	Delaware
	Raytheon Aircraft Systems International L.P.	99.000000%	Delaware
	Raytheon Mideast Systems Company LLC	100.000000%	Delaware
	First Communications Company	49.000000%	Saudi Arabia
	Thales Raytheon Systems Arabia L.P.	99.000000%	Delaware
	Raytheon Systems International Company	100.000000%	Delaware
	Raytheon Brasil Sistemas De Integracao Ltda	0.000027%	Brazil
	Raytheon Systems Israel Company	100.000000%	Delaware
	Raytheon Systems Management International	100.000000%	California
	Raytheon Systems Overseas Company	100.000000%	Delaware
	Raytheon Systems Support Company	100.000000%	Delaware
	Raytheon Technical Services Company LLC	100.000000%	Delaware
(JV)	EUREST Raytheon Support Services	50.000000%	Kazakhstan
	Range Systems Engineering Company	100.000000%	Delaware
	Range Systems Engineering Support Company	100.000000%	Delaware
	Raytheon Services Company Puerto Rico	100.000000%	Delaware
	Raytheon Technical Services Guam, Inc.	99.700000%	Guam
	Raytheon Technical Services International Company	100.000000%	Delaware
	Raytheon Technical Services Ukraine	1.000000%	Ukraine
	Raytheon Technical Services Ukraine	99.000000%	Ukraine
(JV)	RL3 JV	33.333333%	Russia
	Raytheon Technical and Administration Services Ltd.	100.000000%	Delaware
	Raytheon Technologies Incorporated	100.000000%	California
	Raytheon United Kingdom Limited	100.000000%	England
	Computer Systems & Programming Limited	100.000000%	England
	Data Logic Altergo, Ltd.	100.000000%	England
	Data Logic Limited	100.000000%	England
	Data Logic Properties Limited	100.000000%	England
	Hallams (Electrical Contractors) Limited	100.000000%	England
	Penmar & Company Ltd.	100.000000%	England
	Raycab (North) Limited	100.000000%	England
	Raycab (South) Limited	100.000000%	England
	Raytheon Marine Europe Limited	100.000000%	England
	Raytheon Systems Ltd.	100.000000%	England
	Raytheon Limited	99.000000%	England
	Raytheon Flight Training Limited	100.000000%	England
	Groom Aviation Limited	100.000000%	England
	Raytheon Microelectronics Europa Limited	100.000000%	United Kingdom
	Raytheon Microelectronics Limited	100.000000%	United Kingdom
	Raytheon Aircraft Services Ltd.	100.000000%	England
	Raytheon Computer Products Europe Limited	99.000000%	England
	Raytheon E-Systems Limited	100.000000%	England
	Raytheon Microelectronics Espana, S.A.	99.999496%	Spain

Raytheon Company Organizational Chart

	Raytheon TI Systems, Ltd.	100.000000%	England
	Raytheon-Tag Components Limited	100.000000%	England
	Square One Computer Services Limited	100.000000%	England
	Seismograph Service Corporation	100.000000%	Delaware
(I)	Seismograph Service France	100.000000%	France
	Solipsys Corporation	100.000000%	Maryland
	Space Imaging, Inc.	30.600000%	Delaware
	Subsidiary X Company	100.000000%	Delaware
	Switchcraft de Mexico S.A. de C.V.	100.000000%	Mexico
(I)	Translant, Inc.	50.000000%	Texas
	Tube Holding Company, Inc.	100.000000%	Connecticut
(JV)	Valeo Raytheon Systems, Inc.	56.521300%	Delaware
	Xyplex Foreign Sales Corporation, Inc.	100.000000%	Virgin Islands

A = Affiliate
I = Inactive, status unknown
JV = Joint Venture
P = Partnership
X = Pending formation